Fort Pitt Capital Total Return Fund
 (the “Fund”)
a Series of the
Fort Pitt Capital Funds (the “Trust”)

Supplement dated February 8, 2011
to the Prospectus dated February 28, 2010, as supplemented on November 1, 2010

On January 6, 2011, the Board of Trustees of Fort Pitt Capital Funds (the “Trust”) approved a proposed form of Agreement and Plan of Reorganization (the “Plan”) relating to the Fund, conditional upon the occurrence of certain additional events.  Under the proposed Plan, the Fund would seek shareholder approval to reorganize into a series of Advisors Series Trust, a Delaware statutory trust.  This series of Advisors Series Trust (the “Acquiring Fund”) would use the same name as the current Fund, namely the “Fort Pitt Capital Total Return Fund.”

The Acquiring Fund would have substantially the same investment objective, strategies and risks of the current Fund, however, the Acquiring Fund would not be a series of the Trust.  The Plan sets forth the terms and conditions by which the current Fund would transfer its assets to the Acquiring Fund in exchange for shares of the current Fund.  The current Fund would then subsequently distribute those Acquiring Fund shares to the current Fund’s shareholders (the “Reorganization”).  The Acquiring Fund shares distributed to the shareholders of the Fund will have the same aggregate net asset value as the shares held on the date of the Reorganization and will not affect the value of your account in the Fund at the time of Reorganization.  The Reorganization is expected to be tax-free to the Fund and its shareholders.

The Board of Trustees of Advisors Series Trust approved the creation of the Acquiring Fund on January 27, 2011.

If the Fund’s current shareholders approve the Plan, Charles A. Smith and Douglas W. Kreps, of Fort Pitt Capital Group, Inc., the current Fund’s investment advisor, would continue to serve as investment advisor to the Acquiring Fund upon the completion of the Reorganization.  Since the Acquiring Fund would be a series of Advisors Series Trust, the current Fund’s Board governance and certain shareholder servicing functions would also change.

It is anticipated that during the first quarter of 2011, current Fund shareholders will receive a proxy statement providing them with information about the Acquiring Fund and requesting their votes on the proposed Reorganization at a special meeting of shareholders anticipated to be held during the second quarter of 2011.  If approved, the proposed Reorganization is expected to take place shortly after the special meeting of shareholders.

Please retain this Supplement with the Prospectus for future reference.